                                                                  EXHIBIT 10.107

                                 SECOND WAIVER
                        (1994 PARTICIPATION AGREEMENT)

          This SECOND WAIVER (1994 PARTICIPATION AGREEMENT) (the "Waiver"), dated as of October 1, 1998, is among SMART & FINAL INC., a Delaware corporation (the "Lessee"), SMART & FINAL STORES CORPORATION, a California corporation, and PORT STOCKTON FOOD DISTRIBUTORS, INC., a California corporation (each a "Permitted Sublessee" and together, the "Permitted Sublessees"), STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA N.A., a national banking association, not in its individual capacity, but solely as the successor Owner Trustee, CREDIT LYONNAIS LOS ANGELES BRANCH, a branch duly licensed under the laws of California of a banking corporation organized and existing under the laws of the Republic of France, BANK LEUMI USA, a New York State chartered bank, THE INDUSTRIAL BANK OF JAPAN, LIMITED, LOS ANGELES AGENCY, an agency duly licensed under the laws of California of a banking corporation organized and existing under the laws of Japan, and VIA BANQUE, S.A., a banking corporation organized and existing under the laws of the Republic of France (each of the foregoing holding Series A Notes, being in such capacity a "Series A Lender"; and each of the foregoing holding Series B Notes, being in such capacity a "Series B Lender"), CREDIT LYONNAIS LEASING CORP., as the Equity Participant under the Trust Agreement (the "Equity Participant"), and CREDIT LYONNAIS NEW YORK BRANCH, a branch duly licensed under the laws of New York of a banking corporation organized and existing under the laws of the Republic of France, as agent for the Lenders (the "Agent").

                            PRELIMINARY STATEMENTS

          WHEREAS, the parties hereto have entered into a Participation Agreement dated as of December 15, 1994 (as amended and restated by that certain First Amendment and Restatement, dated as of June 20, 1997, and amended by that certain Second Amendment to Participation Agreement dated as of August 15, 1997, and by that Third Amendment to Participation Agreement dated as of March 2, 1998, collectively the "Participation Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein);

          WHEREAS, the Lessee had previously requested, and the Lenders, the Equity Participant, the Agent and the Lessor previously agreed, that any Default or Event of Default be waived, through September 30, 1998, that may have occurred by reason of the Lessee's failure to comply with certain covenants of the Participant Agreement expressly identified in that certain Waiver among the parties hereto, dated as of July 22, 1998; and

          WHEREAS, the Lessee has further requested that any Default or Event of Default be waived, through November 15, 1998, that may have occurred by reason of the Lessee's failure to comply with certain covenants of the Participant Agreement expressly identified below;

          NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

          SECTION 1.  Waiver under Participant Agreement.  Effective as of
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October 1, 1998 (the "Effective Date") and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Lenders, the Equity
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Participant, the Agent and the Lessor hereby waive, during the period beginning on the Effective Date and ending on and including November 15, 1998 (the "Waiver Period"), any Default or Event of Default which would arise under any of the Transaction Documents by reason of the Lessee's failure to comply with Sections 4.03(c) and (d) of the Participation Agreement. At the end of the Waiver Period, if the Lessee is not in compliance with any of such Sections pursuant to the terms thereof, a Default or Event or Default shall be deemed to exist unless, and except to the extent that, such Default or Event of Default is further waived or the same shall cease to exist by reason of an amendment to the applicable provisions of the Participation Agreement.

          SECTION 2.  Rates.
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          (a) As of June 20, 1998 and until the end of the Waiver Period, the definition of "Finance Rate" in the Participation Agreement is amended by (X) in clause (i) deleting the reference to "0.56930%", as well as the balance of clause (i) after such reference, and replacing it with "(a) prior to June 20, 1998, 0.56930%, and (b) from June 20, 1998 and until the end of the Waiver Period, 1.31930%," and (Y) adding to the end of clause (ii) "plus, from June 20, 1998 and until the end of the Waiver Period, 0.50%".

          (b) As of June 20, 1998 and until the end of the Waiver Period, the definition of "Certificate Rate" in the Participation Agreement is amended by adding to the end of the definition "plus, in any case, from June 20, 1998 and until the end of the Waiver Period, 0.75%".

          (c) As of June 20, 1998 and until the end of the Waiver Period, clauses (i), (ii) and (iii) of Section 2.02(b) of Loan Agreement are hereby deleted and replaced in their entirety with the following:

              "(i)    For each LIBOR Series A Note, at a rate equal to the LIBOR
          Rate plus (a) prior to June 20, 1998, 0.50% per annum, and (b) from June 20, 1998 and until the end of the Waiver Period, 1.25% per annum; and for each LIBOR Series B Note, at a rate equal to the LIBOR Rate plus (x) prior to June 20, 1998, 0.75% per annum; and (y) from June 20, 1998 and until the end of the Waiver Period, 1.50%;

              (ii) For each Eurodollar Series A Note, at a rate equal to the Eurodollar Rate plus (a) prior to June 20, 1998, 0.50% per annum, and
          (b) from June 20, 1998 and until the end of the Waiver Period, 1.25% per annum; and for each Eurodollar Series B Note, at a rate equal to the Eurodollar Rate plus (x) prior to June 20, 1998, 0.75% per annum; and (y) from June 20, 1998 and until the end of the Waiver Period 1.50%; and

              (iii) For a Base Rate Note, whether a Series A Note or a Series B Note, at a rate equal to the Base Rate, plus, from June 20, 1998 and until the end of the Waiver Period, 0.50%."

          SECTION 3.  Conditions of Effectiveness.  This Waiver shall become
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effective when the Agent shall have received counterparts of this Waiver executed by the Lessee, the Significant Sublessees and the other parties to the Participation Agreement as required thereby.

          SECTION 4.  Reference to and Effect on the Transaction Documents. (a)
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Upon the effectiveness of this Waiver, on and after the date hereof, (i) each reference in the Participation Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Participation Agreement, and each reference in the other Transaction Documents to "the Participation Agreement," "thereunder," "thereof" or words of like import referring to the Participation Agreement, shall mean and be a reference to the Participation Agreement as modified hereby, and (ii) each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Transaction Documents to "the Loan Agreement," "thereunder," "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified hereby.

          (b) Except as specifically provided above, the Participation Agreement, the Loan Agreement and all other Transaction Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, any collateral described therein does and shall continue to secure the payment of all secured obligations under and as defined therein.

          (c) The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent, the Lenders, the Equity Participant, or the Lessor under any of the Transaction Documents, nor constitute a waiver of any provision of any of the Transaction Documents.

          (d) Each of the parties hereto specifically acknowledges and agrees that (i) none of the parties to the Participation Agreement or the Loan Agreement have agreed to any other or future waiver of or amendment to the Transaction Documents, (ii) neither the granting of the waiver described herein nor the granting of any prior waivers and amendments under the Transaction Documents creates any obligation whatsoever on the part of any of the parties to the Participation Agreement or the Loan Agreement to grant any other or future waiver or amendment under the Transaction Documents, and (iii) except as specifically set forth herein, each of the parties to the Participation Agreement and the Loan Agreement have reserved all rights and remedies under the Transaction Documents.

          SECTION 5.  General Release of Claims. (a) The Lessee and Sublessee
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each represent and agree that they have both diligently and thoroughly investigated the existence of any Claim (as defined below), and to their knowledge and belief, no Claim exists and no facts exist that could give rise to or support a Claim.

          (b) As additional consideration for the waivers as set forth herein, the Lessee and Significant Sublessees and each of their respective agents, employees, directors, officers, attorneys, affiliates, subsidiaries, successors and assigns (individually a "Releasing Party," and collectively the "Releasing Parties") each hereby releases and forever discharges each of the

Lessor, the Equity Participant, the Agent and each Lender and all of their respective agents, direct and indirect shareholders, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns (individually, a "Released Party," and collectively, the "Released Parties") of and from all damage, loss, claims, demands, liabilities, obligations (except for any such obligations hereafter arising pursuant to the terms of the Transaction Documents, as amended to date), actions and causes of action whatsoever (collectively "Claims") that the Releasing Parties and each of them may, as of the date hereof, have or claim to have against each of the Released Parties, in each case whether presently known or with respect to which the facts are known (or should have been known) that could give rise to or support a Claim and of every nature and extent whatsoever on account of or in any way relating to, arising out of or based upon the Transaction Documents or this Waiver or the negotiation or documentation hereof or the waivers under the Transaction Documents effected by this Waiver (including clause (a) above) or the transactions contemplated hereby, or any action or omission in connection with any of the foregoing, including, without limitation, all such loss or damage of any kind heretofore sustained, or that may arise as a consequence of the dealings between the parties up to the date hereof in connection with or in any way related to the Transaction Documents or this Waiver. Each Releasing Party further covenants and agrees that it has not assigned heretofore, and will not hereafter sue any Released Party upon, any Claim released or purported to be released under this Section, and the Lessee and Significant Sublessees each will indemnify and hold harmless said Released Parties against any loss or liability on account of any actions brought by any Releasing Party or its assigns or prosecuted on behalf of any Releasing Party and relating to any Claim released or purported to be released under this Section. It is further understood and agreed that any and all rights under the provisions of Section 1542 of the California Civil Code are expressly waived by each of the Releasing Parties.
Section 1542 provides as follows:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE
     CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

          SECTION 6.  Representations and Warranties.  Each of the Lessee and
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the Significant Sublessees represents and warrants to the other parties to the Participation Agreement that:

          (a) The representations and warranties in the Participation Agreement and each of the other Transaction Documents to which it is a party remain true and correct in all material respects immediately prior to and upon giving effect to this Waiver, as if the same were made on the date of the effectiveness of the amendments set forth herein (except for those relating to an earlier date which were true and correct in all material respects as of such date).

          (b) The execution, delivery and performance of this Waiver by the Lessee and the Significant Sublessees has been duly authorized by all necessary organizational action.

          (c) All conditions set forth in Section 3 of this Waiver have been
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satisfied.

          (d) Upon giving effect to this Waiver, there is no and will not be any, Default or Event of Default.

          SECTION 7.  Costs, Expenses and Taxes.  The Lessee agrees to pay on
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demand all costs and expenses of the Agent, the Lenders, the Equity Participant and the Lessor in connection with the preparation, execution, delivery and administration of this Waiver and the other instruments and documents, if any, to be delivered hereunder, including, without limitation, the reasonable fees and out of pocket expenses of counsel for the Agent, the Lenders, the Equity Participant and the Lessor with respect thereto and with respect to advising each of such parties as to its rights and responsibilities hereunder and thereunder. The Lessee further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether though negotiations, legal proceedings or otherwise) of this Waiver, and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section.

          SECTION 8.  Execution in Counterparts.  This Waiver hereto may be
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executed in any number of counterparts and by different parties hereto in separate counterparts, each of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver hereto by telefacsimile shall be effective as delivery of a manually executed counterpart of this Waiver.

          SECTION 9.  Governing Law.  This Waiver hereto shall be governed by,
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and construed in accordance with, the laws of the State of California.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Waiver (1994 Participation Agreement) to be executed by their respective officers thereunto duly authorized, as the date first above written.

                              SMART & FINAL INC.

                              By:  /s/ Donald G. Alvarado
                                 ----------------------------------
                                    Name:  Donald G. Alvarado
                                    Title:    Secretary

                              SMART & FINAL STORES CORPORATION

                              By:  /s/ Richard Phegley
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                                    Name:  Richard Phegley
                                    Title:    VP & Treasurer

                              PORT STOCKTON FOOD DISTRIBUTORS, INC.

                              By:  /s/ Donald G. Alvarado
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                                    Name:  Donald G. Alvarado
                                    Title:    Secretary

                              CREDIT LYONNAIS NEW YORK BRANCH

                              By: /s/ Pascal Poupelle
                                  ---------------------------------
                                  Name: Pascal Poupelle
                                  Title: Executive President

                              CREDIT LYONNAIS LEASING CORP.

                              By: /s/ L. M. Wertheim
                                  ---------------------------------
                                  Name: L. M. Wertheim
                                  Title: Vice President/Secretary

                              CREDIT LYONNAIS LOS ANGELES BRANCH

                              By: /s/ Pascal Poupelle
                                  ---------------------------------
                                  Name: Pascal Poupelle
                                  Title: Executive President

                              BANK LEUMI USA

                              By: /s/ Jacques Delvoye
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                                  Name: Jacques Delvoye
                                  Title: V.P.

                              THE INDUSTRIAL BANK OF JAPAN, LIMITED, LOS ANGELES AGENCY

                              By: /s/ Vicente L. Timiraos
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                                  Name: Vicente L. Timiraos
                                  Title: SVP & SDGM

                              VIA BANQUE, S.A.

                              By: /s/ Christel Prot
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                                  Name: Christel Prot
                                  Title: Sous Directeur

                              STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA N.A., not in its individual capacity, but solely as successor to Fleet National Bank as Owner Trustee under the Trust Agreement, as the Lessor

                              By: /s/ Mark Henson
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                                  Name: Mark Henson
                                  Title: Assistant Vice President